                                                                    EXHIBIT 10.1

GENUITY                                                               Quotation
                                                  DiaLinx Services (Version 3.0)
                                                          Oct. 1999 Rev. 7-28-00

                         Quotation for DiaLinx Service

TO:  Netpliance, Inc                           Quote Date:      7-1-00
     ---------------

     7600A North Capital of Texas Highway      Quote Valid To:  8-1-00
     ------------------------------------

     Austin, TX  78731                         Quote Number:    netpliance70100
     -----------------

Quotation for DiaLinx Service
This Quotation is for DiaLinx Services Version 3.0, and sets forth the pricing and volume commitments agreed to under the DiaLinx Service Schedule.

PRIOR AGREEMENTS SUPERSEDED AND TERMINATED:  This Quotation, together with the
------------------------------------------
Service Schedule - DiaLinx Services and Master Agreement, represents the final agreement of the parties with respect to the subject matter hereof. Upon acceptance of this Quotation by Genuity, this Quotation will supersede and terminate all prior quotations and agreements including those from GTECC and GTE Internetworking Incorporated, provided, however, that any obligations which have accrued under the preceding quotations prior to their termination (e.g. payments due) shall survive such termination, other than any applicable termination fees.

1.   Commencement Date:  The Commencement Date is the day on which we notify you
     -----------------
     that we have completed our installation and configuration responsibilities to allow your users to use the DiaLinx service, or the day on which you or a user first uses any DiaLinx service, whichever is earlier.

2.   Service Level Agreement.  Genuity will provide Services hereunder pursuant
     -----------------------
     to the terms of Service Level Agreement for DiaLinx Services (Corporate
     SLA), a copy of which is attached hereto and forms part of the Agreement, with the following modifications: We shall offer you the following Service Level Agreement (SLA) coverage., based on Inverse testing of our network:
     95% Busy Free Dial, 93% Call Success and 43K Initial Modem Connect. Inverse reports these metrics monthly as an average of all test calls to the U.S. DiaLinx Network. If we fail to meet any of these metrics over a period of two (2) consecutive months, we will credit you the standard Credit outlined therein for those two (2) months. If we have not rectified the problem after an additional ninety (90) days, you may cancel this Agreement, without penalty, upon five (5) business days written notice to us.

3.   Service Period: The Service Period shall be: [X] thirty-six (36) full
     --------------
     calendar months plus an initial period consisting of one (1) partial calendar month. Month zero (0) means the partial calendar month beginning on the Commencement Date. Month one (1) means the full calendar month immediately following the Commencement Date, etc.

4.   Minimum Customer Commitment:  During the Service Period, in return for
     ---------------------------
     discounts inherent in the pricing outlined herein, you have agreed to use a minimum dollar volume of network access, after discounts, in each month of the agreement ("Minimum Customer Commitment"). In the event that Network access charges do not meet the Minimum Customer Commitment you will be billed for the difference between the amount actually charged within the given month and the Minimum Customer Commitment

     Minimum Customer Commitment: $200,000.00 per month.

-------------------
     Portions of this agreement have been omitted pursuant to a confidential treatment request. The omitted portions are indicated by [*****]. The omitted information has been filed separately with the Securities and Exchange Commission.

GENUITY                                                               Quotation
                                                  DiaLinx Services (Version 3.0)
                                                          Oct. 1999 Rev. 7-28-00

5.   Rates and Charges:  All rates and charges for the services defined within
     -----------------
     this contract are in effect. Please check the boxes beside all services that you wish to have installed. If you choose to add services at a later date, you can do so by sending a request to ops@genuity.com. All Network
                                                 ---------------
     connect time is rounded up to the next highest minute and billed in one-minute increments. Invoices are issued monthly, and are due net 30 days. All pricing is listed as U.S. dollars.

     For a complete listing of the all DiaLinx Access Numbers and associated rates, a list of all access numbers can be obtained from your local account representative, or downloaded from the following URL:
     http://www.genuity.com/support/DiaLinx.htm.
     ------------------------------------------

          [X]  5.1  North American Rates:  In any month where the number of
                    --------------------
               Users accessing the DiaLinx Network exceeds the thresholds in the table below, the applicable Rates for that month will be reduced to the corresponding Rates.

               The DiaLinx North American Per User (150 Hour Individual) Plan covers access from any of the DiaLinx U.S. and Canadian Local Access Numbers via analog and/or ISDN connections.

                    North American Rates
                    --------------------------------------------------------------------------------------

                         # Users         Per User       Overage       800/888          800/888
                                           N.A.           N.A.        Canadian            US
                                         150 Hour       (per hr)
                                          Plan                        (per hr)         (per hr)
                                        _______                        (CA8A)        (US8A, US8B)
                                        -------
                    --------------------------------------------------------------------------------------
                        0-50,000        (*****)
                    -------------------------------
                          50,000+       (*****)
                    -------------------------------
                         100,000+       (*****)
                    -------------------------------
                         175,000+       (*****)          (*****)         (*****)        (*****)
                    -------------------------------
                         250,000+       (*****)
                    -------------------------------
                         500,000+       (*****)
                    --------------------------------------------------------------------------------------

               5.1.1  Overage Rates:  The 150 hour plan represents individual
                                          -------------            ----------
                      user activity, (i.e., the overage fee is applied when any
                      ----
                      individual user exceeds 150 hours). If the total hours of access by each individual Base Rate User exceeds one-hundred-fifty (150) hours/user, then the Base Rate for that user will be adjusted upwards by the corresponding rate listed above for each hour, or partial hour, that the user exceeds 150 hours / user. Overage usage is billed to the customer, not end user, on a calendar month.

                      The 150 Hour plan is based on individual user hours. The number of users using 150 hours or more of network access must not exceed [*****] of the customer's active user base. In the event the number of users utilizing 150 or greater hours within a calendar month exceeds [*****] of the customer's active user base, Genuity will surcharge the customer an additional [*****] of the total monthly invoice for each percent, or fraction thereof, that the percentage of such users exceeds [*****].


                      [For example, if 150 users out of a total 1000 valid registered users accesses the DiaLinx Network for 160 hours, under this plan, the total invoice for the month would be [*****] Calculations: Base Rates would be
                                       ------------
                      [*****]. Overage Rates would be [*****]. The invoice sub-total is [*****]. This example assumes no other charges are incurred (ie No 800 or International charges). Since [*****] of the user base used more than 100 hours, and Genuity charges an additional [*****] of the invoice, for each [*****] the surcharge on the invoice will be [*****]. Thus, the total invoice will be [*****].

               5.1.2  800/888 Charge: In addition to any other applicable
                      --------------
                      charges under section 4.0, you will be charged the 800/888 charge for each hour that an End User accesses the Network via the 800/888 access number. You may request that the 800/888 service be disabled at any time.

[*****=information that has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.]

GENUITY                                                               Quotation
                                                  DiaLinx Services (Version 3.0)
                                                          Oct. 1999 Rev. 7-28-00

          [_]  5.2  International Surcharges:  In addition to any other
               ------------------------
               applicable, charges, access users to the Network via any DiaLinx International Access Number will incur an additional charge per hour per user as detailed in the International Rate table below.

               DiaLinx International Rates
               ------------------------------------------------------------------------------------------------------

                    UK       Europe/     Australia/NZ    Mexico       Asia       Mexico 800   Freephone   Caribbean/
                           Puerto Rico                                          /Puerto Rico   Access      Thailand
                                                                                   800
                  Zone 1      Zone 2        Zone 3       Zone 4      Zone 5       Zone 6       Zone 7      Zone 8
                  (IDEM)*    (_____)*       (_____)*     (_____)*    (_____)*     (_____)*     (_____)*    (_____)*
               ------------------------------------------------------------------------------------------------------
                  (*****)     (*****)        (*****)      (*****)     (*****)      (*****)      (*****)      (*****)
               ------------------------------------------------------------------------------------------------------

               DiaLinx International Rates
               ---------------------------------------------------------------------------------------
                  Code A       Code B     Code C      Code D       Code E      Code F        Code G
                 (IPAA)*       (IPAB)*    (IPAC)*     (IPAD)*      (IPAE)*     (IPAF)*       (IPAG)*
               ---------------------------------------------------------------------------------------
                  (*****)      (*****)    (*****)     (*****)        (*****)   (*****)       (*****)
               ---------------------------------------------------------------------------------------
               *Genuity Bill Codes.

               DiaLinx - International: Worldwide Dial-Up Networking services
               -----------------------
               are provided by the DiaLinx International Network according to specific Regional Zones. The Zones are defined below:

               *Zone 1:   United Kingdom                 England, Scotland, Wales, Northern Ireland
               *Zone 2:   Europe                         Austria, Belgium, Denmark, Finland, France,
                                                         Germany, Hungary, Ireland, Italy, Luxembourg,
                                                         Netherlands, Norway, Puerto Rico, Spain, Sweden,
                                                         Switzerland
               *Zone 3:   Australia/New Zealand          Australia, New Zealand
               *Zone 4:   Mexico                         Mexico
               *Zone 5:   Asia                           Hong Kong, Japan, Singapore, Taiwan
               *Zone 6:   Mexico 800/Puerto Rico 800     Mexico 800 and Puerto Rico 800 Access
               *Zone 7:   Free Phone Access              Free Phone access in France, Germany, Italy,
                                                         Netherlands, Sweden, and United Kingdom
               *Zone 8:   Caribbean/Thailand             Anguilla, Antigua, Barbuda, Barbados, Bermuda,
                                                         Cayman Islands, Dominica, Dominican Republic,
                                                         Grenada, Guam, Jamaica, Montserrat, St. Kitts &
                                                         Nevis, Thailand, Tobago, Trinidad, Turks and Caicos
                                                         Islands

               The GENUITY provided (dailer/phone book contains the modem speeds for each location, along with a price code, which correlate to the International rate table above

     [_]  5.3  RADIUS Hosting:  Genuity can setup and host a RADIUS
          -------------------
          authentication server at a physically secure and redundant server farm. Genuity also provides a secure Web-based administration tool for easy username administration. You will be charged the rates in accordance with the rates below

                Service       Fee for greater than 1,000 Users           Under 1,000 Users Fees
           ------------------------------------------------------------------------------------
            RADIUS Hosting    (*****)                                             (*****)
           ------------------------------------------------------------------------------------

6.   Spamming.  Genuity reserves the right, at our discretion, to prohibit
     --------
     incidences of unacceptable use of electronic mail (as defined in our Acceptable Use Policy) by restricting all outbound IP data packets using port 25 to a single IP address. This IP address would be an SMTP mail relay/post office controlled by the customer.

[*****=information that has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.]

GENUITY                                                               Quotation
                                                  DiaLinx Services (Version 3.0)
                                                          Oct. 1999 Rev. 7-28-00

7.   Credit Policy:  Our acceptance of the pricing and commitments set forth in
     -------------
     this Quotation is subject to Genuity's current credit approval policy. We reserve the right to modify the terms of this Quotation, require additional assurances, or reject the Quotation following credit review if terms satisfactory to both parties cannot be agreed upon.

8.   Additional Realms:  Genuity will support five (5) RADIUS authentication
     -----------------
     realms to you. Customers who require additional realms will be charged a monthly fee of $500.00 for a block of five (5) additional realms.

9.   [_]  Level 1 Vanity Number:  Genuity will provision, as an additional
          ---------------------
     service, a separate and unique vanity 800/877/888 number for the customer's access to DiaLinx Level 1 Help Desk Services.

     Genuity will charge the customer the appropriate rates for one (1) Unique US 800/888 Number as defined in below. The customer will be required to provide a minimum of five (5) vanity number options. If a number is taken, Genuity will provision based upon the first available number within the list.

          Vanity 800/888 Number Installation:      $500.00 one-time installation
          Vanity 800/888 Number Rate:              $100.00 per month

10.  Confidentiality Clause:  This document represents confidential information.
     ----------------------
     You shall not disclose the terms or pricing of this agreement without our prior written permission except pursuant to a valid legal requirement.

--------------------------------------------------------------------------------
Please sign below to indicate your understanding and acceptance of the terms of this Quotation.

Company (Type or Print Full Customer Name):  NETPLIANCE, INC.

Signature:                                   Date:
          ---------------------------        ------------------------------

Print Name:                                  Title:
           --------------------------         -----------------------------

--------------------------------------------------------------------------------

Please sign below to indicate your understanding and acceptance of the terms of this Quotation.

Company (Type or Print Full Customer Name): GENUITY SOLUTIONS INC.

Signature:___________________________   Date:______________________________

Print Name:__________________________   Title:_____________________________

--------------------------------------------------------------------------------

GENUITY                                                     Master Agreement for
                                                        Internetworking Services

                                                                   Rev. May 2000

This Master Agreement between Genuity Solutions Inc. ("we") and the Customer identified below ("you") includes the attached Service Schedules and Service Quotations (collectively "Schedules") together with any additional Schedules mutually agreed in writing in the future.

1. Services. We will provide you the Internetworking services ("Services") specified in the Schedule(s) and Quotations. Our commencement of providing any of the Services shall constitute our acceptance of this Master Agreement.

2. Prices. Prices are stated in the Schedules and are guaranteed for the Term stated in the Schedules. If any of the Services are on a mouth-to-mouth basis, we will give you at least thirty (30) days notice of a price change. In addition, you are responsible for applicable taxes, tariffs, telecommunications surcharges or other governmental charges due on account of the Services.

3. Payment. Unless otherwise stated in a Schedule, we will invoice you monthly. You agree to pay within thirty (30) days from receipt of invoice. For overdue invoices, you will pay interest of 1.5% for each month or part of a month (or the maximum allowed by law, whichever is less).

4. Our Responsibility. We are responsible for providing the Services by qualified personnel in a professional manner. WE DISCLAIM ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

5. Your Responsibility. You are responsible for the manner in which you use the Services, including the maintenance and security of your data, computer network and other facilities; your choice of equipment, software and online content; and all other matters related to how you use the Services. Unless expressly permitted by a Schedule or separate reseller agreement with us, you shall not resell Services, or access to Services, directly or indirectly to third parties.

6. Indemnification. We will indemnify you for damages, costs and attorneys fees you incur from any claim that our design of the Services infringes any U.S. patent, copyright, trademark, trade secret or other intellectual property right. You will indemnify us for damages, costs and attorneys fees we incur from any claim arising from your manner of using of the Services, your combination of the Services with other products or services not provided by us, or your modification of the Services. The indemnifying party shall conduct the defense and shall have control of the litigation; the other party shall give prompt notice of claims and shall cooperate in defending against the claim. THE PARTIES DISCLAIM THE IMPLIED WARRANTY OF NON-INFRINGEMENT, RELYING INSTEAD ON THE TERMS OF THIS SECTION.

7. IP Addresses. Upon expiration, cancellation or termination of the Agreement or applicable Schedule, you shall relinquish any IP addresses or address blocks assigned to you by us.

8. Acknowledgment. You agree that we may include your name in listings of our customers.

9. Compliance with Laws. You shall not use or permit your end users to use the Services in ways that violate laws or our acceptable use policy which is published on our web site at http://www.genuity.com/aup/, infringe the rights of others, or interfere with users of our network or other networks. For example, you shall not distribute chain letters or unsolicited bulk electronic mail ("spamming"); propagate computer worms or viruses; use a false identity; attempt to gain unauthorized entry to any site or network; distribute child pornography, obscenity or defamatory material over the Internet; or infringe copyrights, trademarks or other intellectual property rights. You further agree to comply with U.S. export laws concerning the transmission of technical data and other regulated materials via the Services.

10. Termination. Either party may terminate or cancel this Agreement if the other fails to cure a material breach of the Agreement within thirty (30) days after receiving written notice of the breach. We reserve the right but assume no obligation, to suspend performance immediately if you are more than thirty (30) days overdue in payments or if, in our reasonable judgment, you have violated
Section 9.

11.  Limitation of Liability. EXCEPT FOR (A) INDEMNIFICATIONS PURSUANT TO
SECTION 6, (B) BREACH OF ANY CONFIDENTIALITY OBLIGATIONS STATED IN A SERVICE SCHEDULE, AND (C) BREACHES BY YOU OF LICENSE TERMS APPLICABLE TO GENUITY-PROVIDED SOFTWARE, NEITHER PARTY (NOR ITS SUPPLIERS OR CUSTOMERS) SHALL BE LIABLE TO THE OTHER PARTY FOR PUNITIVE, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES INCLUDING WITHOUT LIMITATION, LOST PROFITS OR LOSS OR DAMAGE TO DATA ARISING OUT OF THE USE OR INABILITY TO USE SERVICES, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12. Limitation of Damages. OUR AGGREGATE LIABILITY TO YOU RELATING TO OR ARISING OUT OF THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL NOT EXCEED (a) THE TOTAL AMOUNTS PAID BY YOU TO US FOR THE SERVICE IN QUESTION, DURING THE ONE-YEAR PERIOD IMMEDIATELY PRECEDING THE EVENT WHICH GAVE RISE TO YOUR CLAIMS OR (b) $100,000, WHICHEVER IS LESS.

13. Miscellaneous. The terms and conditions of this Agreement supersede all previous agreements, proposals or representations related to the Services. Except for assignments to Genuity affiliates or to any entity that succeeds to the business of Genuity in connection with a merger or acquisition, neither party may assign this Agreement without the prior written consent of the other party. This Agreement shall be governed by the substantive laws of the Commonwealth of Massachusetts. Any changes to this Agreement, or any additional or different terms in your purchase orders, acknowledgments or other documents, will not be effective unless expressly agreed to in writing by us.

GENUITY SOLUTIONS INC.                                      NETPLIANCE, INC.

Genuity Solutions Inc.                  1 of 2                                MA

GENUITY                                                     Master Agreement for
                                                        Internetworking Services

                                                                   Rev. May 2000


By:___________________________                By: NETPLIANCE - Valerie Walden

Name:_________________________                Name:
                                                   -----------------------------

Title:________________________                Title:
                                                    ----------------------------

Date:_________________________                Date:
                                                    ---------------------------

Genuity Solutions Inc.                  2 of 2                               MA

                                AMENDMENT NO. 1
                                      TO
                 MASTER AGREEMENT FOR INTERNETWORKING SERVICES

The Master Agreement for Internetworking Services ("Master Agreement") by and between Genuity Solutions Inc. ("we") and Netpliance, Inc. ("you") dated _________________________ is hereby modified as set forth below. To the extent that there are any conflicts between the terms of this Amendment No. 1 and the terms of the Master Agreement, this Amendment No. 1 shall control.

Section 10. Termination. The last sentence in Section 10 is deleted and replaced with the following provisions: "We reserve the right, but assume no obligation, to suspend performance if you are more than 30 days overdue in payments or if, in our reasonable judgment, you have violated Section 9, provided, however, we will not suspend performance for non-payment unless you have failed to cure such delinquency within 5 business days after receiving written notification from us, identifying the amount overdue. In the event of a violation of Section 9, we will exercise the right to suspend performance only as to the end-user(s) in violation, and not as to you, unless we reasonably believe you are a knowing participant in the violation."

Section 13. Miscellaneous. The words "Commonwealth of Massachusetts" are changed to "State of New York".

Section 14. Order of Precedence. A new Section is added, entitled "Order of Precedence," which reads as follows: "To the extent that any Service Schedule specifically conflicts with the Master Agreement, the Service Schedule will control. To the extent that any Service Quotation specifically conflicts with the Service Schedule or the Master Agreement, the Service Schedule or Master Agreement, as the case may be, will control, unless the Service Quotation specifically refers to the conflicting verbiage in the Service Schedule or Master Agreement, and specifically states that as to such verbiage the Service Quotation will supersede and control."

Each individual executing this Amendment No. 1 for and on behalf of a party represents that he or she is fully authorized to do so.

GENUITY SOLUTIONS INC.                       NETPLIANCE, INC.


By:______________________________            By:
                                                --------------------------------

Name:____________________________            Name:
                                                  ------------------------------

Title:___________________________            Title:
                                                   -----------------------------

Date:____________________________            Date:
                                                  ------------------------------

GENUITY                                                     Master Agreement for
                                                        Internetworking Services

                                                                   Rev. May 2000


This Service Schedule is part of and is governed by the Master Agreement for Internetworking Services ("Master Agreement"). The terms and conditions of the Master Agreement are incorporated herein by reference.

1. Covered Services. We will provide you with the DiaLinx(R) Basic Services and Enhanced Services ("DiaLinx Service") indicated in the applicable Genuity Service Quotation ("Quotation") which is attached hereto or which we may provide to you in the future for additional DiaLinx Service. The term of the Service Period is one year or longer, as selected by you, and the corresponding fees are described in the Quotation. Our commencement of providing DiaLinx Services to you under the Quotation shall constitute our acceptance of the Agreement in respect of such DiaLinx Service.

2. Service Description. DiaLinx Service provides you with dial-up Internet access service, plus available enhanced services. Further details of the DiaLinx Service are set forth in the applicable Service Description. Service Descriptions are available from your Genuity sales representative

3. Renewal. We encourage you to contact us by sending an inquiry via email to: renew@genuity.com prior to the expiration of the then-current Service Period to renew the DiaLinx Service for an additional term of one (1) year or greater. If the Service Period expires without being renewed in writing or cancelled, then the Service Period will automatically be renewed for additional Service Periods equal in duration to the initial Service Period. Renewal will be at your existing pricing and Minimum Customer Commitment, unless we provide you with notice of a price increase at least seventy-five (75) days prior to the expiration of the then-current Service Period. Volume commitment ramps apply only to the initial Service Period.

4. Minimum Customer Commitment. You agree to the Minimum Customer Commitment(s) for each period as set forth in the Quotation. You agree that you are obligated to pay the greater of your actual usage or the Minimum Customer Commitment for the corresponding commitment period (e g monthly). In the event that you terminate your use of the DiaLinx Service, the Minimum Customer Commitment(s) due for the remaining term will be accelerated to be immediately due in full.

5. Third Party Access. Subject to the terms and conditions of this Service Schedule, you have the non-exclusive right to authorize access to DiaLinx Services to your employees and/or to any third party (including the right to sell such DiaLinx Service). You agree that if you offer DiaLinx Service other than to your bona fide employees, you will do so only pursuant to a binding agreement incorporating terms substantially similar to those gated in Section 18 (Mandatory Flow-down Terms) of this Service Schedule.

6. Responsibility for End Users. You agree to be responsible for all billing and collection from end users and that you will pay us on a timely basis, regardless of whether you collect payment from end users. You agree to be responsible for all communications to and business relations with end users. Unless you have purchased optional help desk services from us, you shall be responsible for providing all technical support related to DiaLinx Service access for end users, including but not limited to responding to inquiries and questions, hot-line support, problem resolution, providing system configuration, installation and support, as applicable and other such services and shall maintain an organization which is highly trained and qualified to provide such support. You are responsible for authenticating and authorizing access by your end users to DiaLinx. Service. Unless you have purchased optional RADIUS hosting services from us, you shall install, operate, and maintain a dedicated RADIUS server meeting the RADIUS specifications published in Internet RFC 2138 and 2139 and all published derivative RFC's. Our RADIUS server will prompt each end user for the end user's identification and password, and poll your RADIUS server for access information. Unless otherwise provided for in the Quotation, we will support up to a maximum of five (5) authentication realms (e.g. companyname.com).

7. Equipment and Telephone Service. You are solely responsible for obtaining and providing the telephone services and user modems necessary to access DiaLinx Service. In no event will we be responsible for end user telephone charges.

8. Network Access Availability. ACCESS TO THE DIALINX NETWORK CANNOT BE GUARANTEED TO YOU OR YOUR END USERS. END USERS MAY BE UNABLE TO ACCESS THE DIALINX SERVICE AT ANY GIVEN TIME, AND DISCONNECTIONS MAY OCCUR FROM TIME TO TIME. YOU AGREE THAT WE WILL NOT BE LIABLE FOR ANY DAMAGES THAT YOU OR YOUR END USERS MAY INCUR ARISING OUT OF THE USE OR INABILITY TO USE THE DIALINX SERVICE. THIS DISCLAIMER IS IN ADDITION TO, NOT INSTEAD OF, THE DISCLAIMER, LIMITATION OF LIABILITY AND LIMITATION OF DAMAGES CONTAINED IN THE MASTER AGREEMENT.

9.   Regulatory Changes. We shall flow through to you any local exchange carrier
(LEC) price changes (a) that are attributable to changes in Federal or state regulation, or (b) for Federally regulated services, that are treated as exogenous regulatory cost changes by the Federal Communications Commission (the "FCC") under its price caps regulations as defined in the FCC Rules, 47 C.F.R.
Section 61.45. For purposes of this paragraph, price changes attributable to changes in regulation include, but are not necessarily limited to, price changes reflecting total or partial elimination of any enhanced services provider exemption from payment of interexchange access charges or any regulatory decision which results in application of multiple Subscriber Line Charges to ISDN Primary Rate interface circuits or channelized T1 circuits.

10. Compliance with Laws and Content Responsibility. You shall not use or permit the DiaLinx Service to be used (a) in violation of any applicable export laws (including without limitation any U.S. export laws); (b) in violation of any applicable national, state, or local laws or regulations, including without limitation any laws governing the import of the DiaLinx Service, or governing the content which may be available via the DiaLinx Service; (c) in violation of our acceptable use policy which is published on our web site at http://www.genuity.com/aup/ ; or (d) in ways that infringe the rights of others, or interfere with other users of our network or other networks. For example, you shall not distribute chain letter or unsolicited bulk electronic mail ("spamming"); propagate computer worms or viruses; use a false identity; attempt to gain unauthorized entry to any site or network; distribute child pornography, obscenity or defamatory material over the Internet; or infringe copyrights, trademarks or other intellectual property rights. We reserve the right to suspend or terminate the DiaLinx Service (or any portion thereof) without notice in the event that we believe that your use (or any of your end user's use) of the DiaLinx Service maybe in violation of this section. We reserve the right to prohibit incidences of unacceptable use of e-mail (as defined in do section) by restricting all outbound IP data packets using port 25 to a single

Genuity Solutions Inc.                  1 of 13         DiaLinx (Global Service)

GENUITY                                                         Service Schedule
                                                                Dialinx Services
                                                                (Global Service)

                                                                   Rev. May 2000

IP address equating to an SMTP mail relay/post office controlled by you. You acknowledge that we have no control over or liability for the actions of local jurisdictions, which may restrict or block the DiaLinx Service.

11. Century Compliance Limited Warranty. Genuity warrants that the Warranted Services will be Century Compliant, pursuant to the terms of the Century compliance Limited Warranty which is available on our Web Site, http://www.genuity.com:8001/centurycompliance/limitedwarranty.htm. THIS CENTURY
COMPLIANCE LIMITED WARRANTY AND/OR REMEDIES DESCRIBED IN THE CENTURY COMPLIANCE LIMITED WARRANTY FOR THE WARRANTED SERVICES PROVIDES GENUITY'S ENTIRE WARRANTY AND OBLIGATION TO CUSTOMER RELATING TO CENTURY COMPLIANCE, AND CUSTOMER'S SOLE AND EXCLUSIVE REMEDY FOR CENTURY COMPLIANCE RELATED CLAIMS.

12. Currency and Taxes. All payments shall be in U.S. Dollars. You are responsible for the payment of all taxes (including without limitation applicable VAT or withholding taxes but excluding taxes based solely on our net income), import duties, or other applicable telecommunications or regulatory fees (collectively, "Taxes"). You shall not deduct any such Taxes from the amounts owed to us. In the event you are required to withhold Taxes from any payment due to us, then the amount of such payment shall be automatically increased to totally offset such Taxes, so that the amount actually remitted to us, net of all Taxes, equals the amount invoiced or otherwise due.

13. Disputes. Any dispute arising out of or in connection with the DiaLinx Service in a country other than the United States, shall be referred to and finally resolved by arbitration in accordance with the Rules of the International Chamber of Commerce then in force; provided, however, that either party may, at its sole discretion, seek injunctive relief in the courts of any jurisdiction as may be necessary and appropriate to protect its proprietary or confidential information. The language used in the arbitral proceedings, and the governing language of this agreement, shall be English. Unless otherwise mutually agreed upon in writing by the parties, the site of the arbitration shall be Boston, Massachusetts, USA. Judgment upon the award of the arbitration may be entered in any court having jurisdiction thereof.

14. Governing Law. The governing law in any dispute shall be the substantive law of the Commonwealth of Massachusetts, U.S.A. without regard to conflicts of law. The parties expressly agree that the U.N. Convention on Contracts for the International Sale of Goods shall not apply to the Agreement.

15. Local Access Numbers. We expect the DiaLinx network to change over time in order to meet the needs of our customers. We reserve the right to add to, delete or change the dial-in access numbers associated with a specified service category from time to time. You will be notified of changes to the DiaLinx network or access numbers via periodic e-mail updates. We may periodically add additional dial up access service categories as the DiaLinx network evolves. These additional services and respective prices will be made available on an on-going basis, via e-mail updates notifying you of the additional service. Use of such additional services by you or your end users will be deemed your acceptance of the updated service and pricing. For a current list of services, pricing, and dial up access numbers associated with each service, please consult our Web page as listed in your DiaLinx Service Description or contact your Genuity representative.

16. Credit Policy. Our acceptance of the pricing and commitments set forth in the Quotation is subject to Genuity current credit approval policy. We reserve the right to modify the terms of the Quotation, require additional assurances, or reject the Quotation following credit review if terms satisfactory to both parties cannot be agreed upon.

17. Force Majeure. If the performance of any obligation hereunder is interfered with by reason of any circumstances beyond Genuity's reasonable control, including but not limited to acts of God, labor strikes and other labor disturbances, power surges or failures, or shall be excused from such performance to the extent necessary, provided that Genuity shall use reasonable efforts to remove such causes of nonperformance.

18. Mandatory Flow-down Terms. You agree to include terms substantially similar to the following minimum terms in legally binding agreements with end users who are not your bona fide employees. For the purpose of this section, "Network Services Supplier" shall mean us, "Company" shall mean you, "User" shall mean the non-employee end user, and "Network" shall mean the dig-up network operated and maintained by us; and "Services" shall mean the DiaLinx
Service:

      No Right of Resale.  User may not resell or redistribute any Services.
      ------------------

      Content Responsibility. User understands that neither Company nor its
      ----------------------
      Network Services Supplier is responsible for the content of the transmissions which may pass through the Network. User agrees that it will NOT use the Services in ways that violate laws, infringe the rights of others, or interfere with the users, services, or equipment of other networks. For example, you shall not distribute unsolicited advertising, chain letters, or commercial electronic mail ("spamming"); propagate computer worms or viruses; attempt to gain unauthorized entry to other computers, data or networks; distribute child pornography, obscenity, or defamatory material over the Internet; or infringe copyrights, trademarks, or other intellectual property rights.

      Warranty and Liability Limitations.  COMPANY DOES NOT WARRANT THAT THE
      ----------------------------------
     SERVICES WILL BE AVAILABLE ON A SPECIFIED DATE OR TIME OR THAT THE NETWORK WILL HAVE THE CAPACITY TO MEET THE DEMAND OF END USERS DURING SPECIFIC HOURS. USER MAY BE UNABLE TO ACCESS THE NETWORK AT ANY TIME, AND DISCONNECTION FROM THE NETWORK MAY OCCUR FROM TIME TO TIME. NEITHER COMPANY NOR ITS NETWORK SERVICES SUPPLIER WILL BE LIABLE FOR UNAUTHORIZED ACCESS TO COMPANY'S OR USER'S TRANSMISSION FACILITIES OR PREMISES EQUIPMENT OR FOR UNAUTHORIZED ACCESS TO OR ALTERATION, THEFT OR DESTRUCTION OF USER'S DATA FILES, PROGRAMS, PROCEDURES OR INFORMATION THROUGH ACCIDENT, FRAUDULENT MEANS OR DEVICES, OR ANY OTHER METHOD, REGARDLESS OF WHETHER SUCH DAMAGE OCCURS AS A RESULT OF COMPANY'S OR ITS NETWORK

Genuity Solutions Inc.            Page 2 of 3          DialLink (Global Service)

GENUITY                                                         Service Schedule
                                                                Dialinx Services
                                                                (Global Service)

                                                                   Rev. May 2000

      SERVICE SUPPLIERS NEGLIGENCE IN NO EVENT WILL COMPANY OR ITS NETWORK SERVICES SUPPLIERS BE LIABLE FOR ANY DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF DATA, LOSS OF REVENUE OR PROFITS, OR FOR ANY OTHER SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, ARISING OUT OF OR IN CONNECTION WITH THE USE OF OR INABILITY TO USE SERVICES OR PRODUCTS PROVIDED HEREUNDER.

      ---------------------------------------------------------------
        Please sign below to indicate your acceptance of the
                    terms of this Service Schedule.


      NETPLIANCE INC.

      Signature:
                -----------------------------------------------
      Name:
           ----------------------------------------------------
      Title:
            ---------------------------------------------------
      Date:
           ----------------------------------------------------

      GENUITY SOLUTIONS INC.

      Signature:_______________________________________________

      Name:____________________________________________________

      Title:___________________________________________________

      Date:____________________________________________________

      ---------------------------------------------------------------

Genuity Solutions Inc.            Page 3 of 3          DialLink (Global Service)

                                AMENDMENT NO. 1
                                      TO
                     SERVICE SCHEDULE FOR DIALINX SERVICES

The Service Schedule for DiaLinx Services "(Service Schedule") by and between Genuity Solutions Inc. ("we") and Netpliance, Inc. ("you") dated 7/31/00 is hereby modified as set forth below. To the extent that there are any conflicts between the terms of this Amendment No. 1 and the terms of the Service Schedule, this Amendment No. 1 shall control.

Section 3. Renewal. The verbiage in the Service Schedule is deleted in its entirety and replaced with the following: "We encourage you to contact us by sending an inquiry via email to: renew@genuity.com prior to the expiration of
                                 -----------------
the then-current Service Period to renew the DiaLinx Service for an additional term of one (1) year or greater. If we notify you of upcoming expiration at least thirty (30) days prior to the end of the Service Period, and you take no action to renew or cancel your Service, your Service Period will automatically be renewed for one (1) year. If we fail to notify you of upcoming expiration at least thirty (30) days prior to the end of the Service Period, and you take no action to renew or cancel your Service, your Service Period will automatically be renewed on a mouth-to-month basis, cancelable by either party on thirty (30) days prior written notice. Renewal will be at your existing pricing and Minimum Customer Commitment, unless we provide you with notice of a price increase at least ninety (90) days prior to the expiration of the then-current Service Period. Volume commitment ramps apply only to the initial Service Period."

Section 4. Minimum Customer Commitment. The last sentence of this section is deleted and replaced with the following: "In the event that you terminate your use of the DiaLinx Service, the following liquidated damages will become immediately and payable: fifty percent (50%) of your Minimum Customer Commitment for the next twelve (12) months of your remaining Service Period, and twenty-five percent (25%) of your Minimum Customer Commitment for any additional Service Period remaining."

Section 9. Regulatory Changes. The following provision is added after the end of the first sentence of this Section: "If allowed by applicable federal or state regulations, and if such price changes are wholly within the control of Genuity Solutions, Inc., we will provide you with thirty (30) days advance written notice before any such price changes go into effect."

Section 10. Compliance with Laws and Content Responsibility. In the first sentence, second line, the word "knowingly" is inserted between "not" and "use." In the third sentence, beginning in line 16, is deleted and replaced with the following provisions: "We reserve the right to suspend or terminate the DiaLinx Service (or any portion thereof) in the event that we believe that your use (or any of your end user's use) of the DiaLinx Service may be in violation of this section, provided, however, we will exercise said right only as to the end-user(s) in violation, and not as to you, unless we reasonably believe you are a knowing participant in the violation. Notwithstanding the foregoing, we reserve the right to suspend or terminate the DiaLinx Service immediately for violations of this section if required to do so by law enforcement or regulatory authorities."

Section 13.  Disputes.  This section is deleted in its entirety.


Genuity/Netpliance Service Schedule          1                   Amendment No. 1
                                                                    Rev. 7-28-00

Section 14. Governing Law. The words "Commonwealth of Massachusetts" are deleted and replaced by "State of New York".

Section 19. Assignment. A new section entitled "19. Assignment" is added, to read as follows: "Neither party may assign this Service Schedule without the prior written consent of the other party, which consent will not be unreasonably withheld or delayed. Notwithstanding the foregoing, we may, without your prior written consent, assign this Service Schedule, to a Genuity affiliate or to any entity that succeeds to the business of Genuity in connection with a merger or acquisition. With regard to any assignment that requires the other's consent, if consent is refused, then at your request Genuity will continue to provide Services hereunder during a ninety (90) day transition period. If Genuity refuses to consent to your assignment, you will be excused from paying any termination charges, but you will be liable for any charges that have accrued under the Agreement prior to the effective date of the termination."

Each individual executing this Amendment No. 1 for and on behalf of a party represents that he or she is fully authorized to do so.

GENUITY SOLUTIONS INC.              NETPLIANCE, INC.


By:_______________________________  By:
                                       -------------------------------------
Name:_____________________________  Name:
                                         -----------------------------------
Title:____________________________  Title:
                                          ----------------------------------
Date:_____________________________  Date:
                                         -----------------------------------

Genuity/Netpliance Service Schedule    2                         Amendment No. 1
                                                                    Rev. 7-28-00